abrdn Funds

(the “Trust”)

abrdn U.S. Small Cap Equity Fund

abrdn U.S. Sustainable Leaders Smaller Companies Fund

(the “Funds”, and each, a “Fund”)

Supplement dated June 2, 2023 to each Fund’s Summary Prospectus dated February 28, 2023,

as supplemented to date (“Summary Prospectus”)

Effective immediately, all references to Timothy Skiendzielewski in each Fund’s Summary Prospectus are deleted.

Please retain this Supplement for future reference.